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                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549



                                      FORM 8-K

                                      --------



                                   CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



                 Date of report (date of earliest event reported):
                                December 6, 1999



                          CAPROCK COMMUNICATIONS CORP.
                          ----------------------------
               (Exact name of registrant as specified in its charter)

          Texas                     0-24581                   75-2765572
   -------------------         -----------------           -----------------
    (State or other               (Commission               (I.R.S. Employer
    jurisdiction of               File Number)             Identification No.)
    incorporation)


                         15601 DALLAS PARKWAY, SUITE 700
                                DALLAS, TEXAS  75248
                         -------------------------------
            (Address of principal executive offices, including zip code)


         Registrant's telephone number, including area code (972) 982-9500
                                                            --------------

                                      N/A
                                 --------------
            (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

          CapRock recently entered into an agreement with AT&T Corp. to build jointly approximately 1300 miles of fiber network in Texas, Oklahoma, Arkansas and Louisiana. AT&T issued a press release on December 6, 1999 announcing this project. See Exhibit 20.1 to this Form 8-K. To the extent such press release relates to matters not directly involving CapRock, CapRock disclaims any responsibility with respect to such statements.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS

          (c)  Exhibit.

               20.1  Press Release, dated December 6, 1999.

                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   CAPROCK COMMUNICATIONS CORP.


December 9, 1999                   By:    /s/ Kevin W. McAleer
                                      ------------------------
                                          Kevin W. McAleer
                                          Chief Financial Officer


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                                   EXHIBIT INDEX


Exhibit No.                      Description
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
20.1                      Press Release, dated December 6, 1999.